UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 4, 2006

SI International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50080	52-2127278
(State or Other Jurisdiction	(Commission File	(IRS Employer Identification
of Incorporation)	Number)	Number)

12012 Sunset Hills Road
8th Floor
Reston, Virginia		20190
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code:  (703) 234-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement.

SI International, Inc. (“SI International”) has entered into an Underwriting Agreement with Wachovia Capital Markets, LLC (“Wachovia”) dated as of April 4, 2006.  Under the terms of the Underwriting Agreement SI International will issue and sell and Wachovia will purchase 1,200,000 shares of SI International common stock, par value $0.01 per share.

With respect to the common stock to be issued and sold pursuant to the Underwriting Agreement, SI International registered the common stock by filing with the Securities and Exchange Commission a Registration Statement on Form S-3 (No. 333-113827) under the Securities Act of 1933.  The public offering price for the common stock will be $34.00 per share, and SI International anticipates receiving proceeds from the sale of approximately $40.5 million after underwriting discounts and commission, but before other expenses are paid relating to the sale.

Item 9.01                Financial Statements and Exhibits.

(d)           Exhibits

The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-113827) of the registrant and are filed herewith for incorporation by reference in such Registration Statement.

Exhibit No.	Description

1.1	Underwriting Agreement dated as of April 4, 2006, between SI International, Inc. and Wachovia Capital Markets, LLC (filed herewith)

5.1	Opinion of Morrison & Foerster LLP as to the legality of the securities being registered by the registrant (filed herewith)

23.1	Consent of Morrison & Foerster LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

99.1	Press Release dated April 4, 2006

The above-referenced statements may contain forward-looking statements that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Expressions of future goals, earnings guidance, estimated future stock option expenses and exercises, future share repurchases and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements involve a number of risks and uncertainties, which are described in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties include: the closing of the offering, and the important factors discussed in the Risk Factors section of the most recent annual report on Form 10-K filed by the Company with the Securities and Exchange Commission and available directly from the Commission at www.sec.gov. The actual results may differ materially from any forward-looking statements due to such and other risks and uncertainties. The Company undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI International, Inc.

	By:	/s/ THOMAS E. DUNN
Thomas E. Dunn
Executive Vice President,
Chief Financial Officer & Treasurer

Dated: April 7, 2006